SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  April 22, 1999

                    THE FIRST AMERICAN FINANCIAL CORPORATION
             (Exact Name of the Registrant as Specified in Charter)

California                           0-3658                           95-1068610
(State or Other Jurisdiction       (Commission                     (IRS Employer
of Incorporation)                 File Number)               Identification No.)

114 East Fifth Street, Santa Ana, California                          92701-4642
(Address of Principal Executive Offices)                              (Zip Code)

Registrants telephone number, including area code  (714) 558-3211

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

        See the attached Exhibit.

Item 7. Exhibits.

99      Press Release of The First American  Financial  Corporation  dated April
        22, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       THE FIRST AMERICAN FINANCIAL CORPORATION



Date: April 23, 1999                   By: /s/Thomas A. Klemens
                                           -----------------------
                                       Name:  Thomas A. Klemens
                                       Title: Executive Vice President and Chief
                                              Financial Officer